Exhibit 99.1

Fast Radius Announces Completion of Merger with ECP Environmental Growth Opportunities Corp.

Fast Radius will trade on Nasdaq under ticker symbol “FSRD”

CHICAGO–February 4, 2022– Fast Radius, Inc. (“Fast Radius”), a cloud manufacturing company, today announced the successful closing of its previously announced business combination with ECP Environmental Growth Opportunities Corp. (NASDAQ: ENNV) (“ENNV”), a special purpose acquisition company. The combined company has been renamed “Fast Radius, Inc.” and will be led by Fast Radius’ existing management team. Fast Radius shares of common stock and public warrants are expected to begin trading on Monday, February 7, 2022, on Nasdaq under the ticker symbols “FSRD” and “FSRD.WS,” respectively.

The transaction, and the various proposals giving effect thereto, were approved by the requisite vote of ENNV stockholders at a special meeting of ENNV’s stockholders held on February 2, 2022. A Current Report on Form 8-K disclosing the full voting results will be filed with the Securities and Exchange Commission on February 4, 2022.

“The completion of our merger with ENNV is an extraordinary milestone for our company, our employees, and our shareholders,” said Lou Rassey, Co-Founder and CEO of Fast Radius. “From day one, our purpose has been to make new things possible with our first-of-its-kind Cloud Manufacturing Platform where manufacturers can more efficiently and sustainably design, make, and move parts. All of us at Fast Radius, including a highly qualified board and management team, look forward to continuing our mission and to drive value for our shareholders.”

Doug Kimmelman, Chairman of ENNV, said, “This is an incredible opportunity to participate in a publicly-listed industrial technology company with significant runway, and we are confident in the Fast Radius team’s ability to execute on their differentiated and sustainable business model to drive growth and value creation.”

Fast Radius management will participate in a closing bell ceremony at Nasdaq on February 16, 2022 to celebrate the public listing.

As previously announced, in connection with the business combination, holders of 31,512,573 shares of the Class A common stock, par value $0.0001 per share, of ENNV (“ENNV Class A common stock”) exercised their right to redeem their shares for cash at a redemption price of approximately $10.01 per share for an aggregate redemption amount of approximately $315.4 million (the “Redemptions”). As a result of the Redemptions, the condition to Fast Radius’ obligation to consummate the business combination that the amount of cash available in ENNV’s trust account immediately prior to the effective time of the business combination, after deducting the amount required to satisfy payments to ENNV stockholders in connection with the Redemptions, the payment of any deferred underwriting commissions being held in ENNV’s trust account and the payment of certain transaction expenses, plus the gross proceeds from the previously announced private placements to be consummated in connection with the closing of the business combination, is equal to or greater than $175 million (such condition, the “Minimum Cash Condition”) was not satisfied as of the closing of the business combination. In connection with the closing of the business combination, Fast Radius waived the failure to satisfy the Minimum Cash Condition.

Advisors

Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc. are serving as co-financial and co-capital market advisors to Fast Radius, Inc. DLA Piper LLP (US) is serving as its legal counsel.

Barclays Capital Inc. and Morgan Stanley & Co. LLC are serving as financial and capital markets advisors to ENNV and Latham & Watkins LLP is serving as its legal counsel.

Credit Suisse Securities (USA) LLC and Barclays Capital Inc. are serving as co-placement agents on the PIPE.

About Fast Radius, Inc.

Fast Radius, Inc. is a leading cloud manufacturing and digital supply chain company. The Cloud Manufacturing Platform™ from Fast Radius is a first-of-its-kind solution that integrates design, production, and fulfillment operations through a common digital infrastructure to make manufacturing easier, more accessible, and more sustainable. Founded in 2017, Fast Radius, Inc. is headquartered in Chicago with offices in Atlanta, Louisville, and Singapore and microfactories in Chicago and at the UPS Worldport facility in Louisville, KY.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the outcome of any legal proceedings that may be instituted against Fast Radius following the consummation of the business combination (the “Transaction”), (ii) the ability to maintain the listing of Fast Radius’ securities on a national securities exchange, (iii) changes in the competitive industries in which Fast Radius operates, variations in operating performance across competitors, changes in laws and regulations affecting Fast Radius’ business and changes in the combined capital structure, (iv) the ability to implement business plans, forecasts, and other expectations after the completion of the Transaction, and the ability to identify and realize additional opportunities, (v) risks related to the uncertainty of Fast Radius’ projected financial information, (vi) risks related to Fast Radius’ potential inability to become profitable and generate cash, (vii) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, (viii) the risk that demand for Fast Radius’ cloud manufacturing technology does not grow as expected, (ix) the ability of Fast Radius to retain existing customers and attract new customers, (x) the potential inability of Fast Radius to manage growth effectively, (xi) the potential inability of Fast Radius to increase its cloud manufacturing capacity or to achieve efficiencies regarding its cloud manufacturing process or other costs, (xii) the enforceability of Fast Radius’ intellectual property rights, including its copyrights, patents, trademarks and trade secrets, and the potential infringement on the intellectual property rights of others, (xiii) Fast Radius’ dependence on senior management and other key employees, (xiv) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Fast Radius operates, (xv) the risk that Fast Radius may require additional funding for its growth plans and may not be able to obtain any additional financing on terms that are acceptable to Fast Radius or at all and (xxv) costs related to the Transaction and the failure to realize anticipated benefits of the Transaction or to realize estimated pro forma results and underlying assumptions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties more fully described in the “Risk Factors” section of Fast Radius’ Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and the proxy statement/prospectus relating to the Transaction filed with the Securities and Exchange Commission (the “SEC”) on September 3, 2021, as amended, and other documents filed by Fast Radius from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Fast Radius assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Fast Radius does not give any assurance that it will achieve its expectations.

Contacts

Fast Radius Investor Relations

Cody Slach, Alex Thompson

(949) 574-3860

FastRadius@GatewayIR.com

Fast Radius Public Relations

Morgan Scott

(312) 465-6345

PR@FastRadius.com